Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TGFIN Holdings, Inc. (the “Registrant”) on Form 10-K for the period ending december 31, 2008, as filed with the securities and exchange commission on the date hereof (the “Annual Report”), I, S. Emerson Lybbert, Chairman of the Board, Chief Executive Officer and chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, that:

(1)

the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2009                  By:  /s/ S. Emerson Lybbert

Name: S. Emerson Lybbert

Title: Chairman of the Board and

Chief Executive Officer

               (Principal Executive Officer), and

Chief Financial Officer

              (Principal Financial Officer)